UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2017

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 26, 2017, Xenith Bankshares, Inc. (the “Company”) held a special meeting of the Company’s shareholders (the “Special Meeting”). There were 23,206,738 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting, and 20,109,581 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The Company’s shareholders voted on the following: (1) a proposal to approve the Agreement and Plan of Reorganization, dated as of May 19, 2017, between Union Bankshares Corporation (“Union”) and the Company, including the related plan of merger, pursuant to which the Company will merge with and into Union, with Union being the surviving company in the merger (the “Merger Proposal”); (2) a proposal to approve, on a non-binding advisory vote, certain compensation that may become payable to the Company’s named executive officers in connection with the merger (the “Merger-Related Compensation Proposal”); and (3) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”). The Company’s shareholders approved each of the proposals.

The final voting results for each proposal were as follows:

	For	Against	Abstain
Proposal 1 – Merger Proposal	20,060,859	8,465	40,257
Proposal 2 – Merger-Related Compensation Proposal	18,622,185	1,412,044	75,352
Proposal 3 – Adjournment Proposal	19,825,216	243,334	41,031

Item 8.01.	Other Events.

On October 26, 2017, the Company and Union issued a joint press release announcing that shareholders of both the Company and Union, at separate special meetings, approved the merger of the Company with and into Union. The joint press release announcing these shareholder approvals is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release of Union Bankshares Corporation and Xenith Bankshares, Inc., dated October 26, 2017.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of Union Bankshares Corporation and Xenith Bankshares, Inc., dated October 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2017

XENITH BANKSHARES, INC.

	By:	/s/ Thomas W. Osgood
	Name:	Thomas W. Osgood
	Title:	Executive Vice President and Chief Financial Officer